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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            RELO & NON-RELO MORTGAGES
                              WFMBS SERIES 2001-23

                             POOL PROFILE (8/23/01)

                                     REVISED

--------------------------------------------------------------------------------


                                          -----------------        -----------------
                                                BID                   TOLERANCE

                                          -----------------        -----------------
AGGREGATE PRINCIPAL BALANCE                   $200,000,000               (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                         1-Sep-01
INTEREST RATE RANGE                        5.500% - 8.500%
GROSS WAC                                            6.95%         (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                        25 bps
MASTER SERVICING FEE                               1.7 bps
WAM (in months)                                        178             (+/- 2 month)

WALTV                                                  63%             (maximum 69%)

CALIFORNIA %                                           35%             (maximum 40%)
SINGLE LARGEST ZIP CODE CONCENTRATION                   1%             (maximum  5%)

AVERAGE LOAN BALANCE                              $440,000        (maximum $450,000)
LARGEST INDIVIDUAL LOAN BALANCE                 $1,000,000      (maximum $1,500,000)

CASH-OUT REFINANCE %                                   29%            (maximum  32%)

PRIMARY RESIDENCE %                                    95%             (minimum 90%)

SINGLE-FAMILY DETACHED %                               90%             (minimum 87%)

FULL DOCUMENTATION %                                   80%             (minimum 77%)

PREPAYMENT PENALTY %                                    0%              (maximum 1%)

UNINSURED > 80% LTV %                                   0%              (maximum 2%)

TEMPORARY BUYDOWNS                                      0%             (maximum  1%)




 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            RELO & NON-RELO MORTGAGES
                              WFMBS SERIES 2001-23
                               PRICING INFORMATION
                                     REVISED

--------------------------------------------------------------------------------


    RATING AGENCIES                           TBD by Wells Fargo

    PASS THRU RATE                                        6.25%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.06%

    PRICING DATE                                            TBD

    FINAL STRUCTURE DUE DATE                          07-Sep-01            9:00 AM

    SETTLEMENT DATE                                   26-Sep-01

    ASSUMED SUB LEVELS       ** NOT Final  **               AAA            1.750%
                                                             AA            0.800%
                                                              A            0.500%
                                                            BBB            0.300%
                                                             BB            0.200%
                                                              B            0.100%

                                              Note:  AAA Class will be rated by two rating agencies.
                                              AA through B Classes will be rated by one rating agency.



* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
   --------------------------------------------------------------------


*  THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
   ---------------------------------------------


WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-23. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                              Lori Maller (301) 846-8185










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

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                            WFASC DENOMINATION POLICY

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DESCRIPTION OF CERTIFICATES

-------------------------------------------------------------- --------------------------- ------------------- -------------------
                       TYPE OF CERTIFICATE                        MINIMUM DENOMINATION          PHYSICAL           BOOK ENTRY
                                                                         (1)(4)               CERTIFICATES        CERTIFICATES
-------------------------------------------------------------- --------------------------- ------------------- -------------------

CLASS A
-------------------------------------------------------------- --------------------------- ------------------- -------------------
PAC, TAC, Scheduled, Accrual, Sequential, Floaters,                      $25,000                Allowed             Allowed
NAS, Non-complex components (subject to reasonable
prepayment support)
-------------------------------------------------------------- --------------------------- ------------------- -------------------

-------------------------------------------------------------- --------------------------- ------------------- -------------------
Companion classes for PAC, TAC, Scheduled Classes                       $100,000                Allowed             Allowed
-------------------------------------------------------------- --------------------------- ------------------- -------------------
Inverse Floater, PO, Subclasses of the Class A                          $100,000                Required          Not Allowed
that provide credit protection to the Class A,
Complex multi-component certificates
-------------------------------------------------------------- --------------------------- ------------------- -------------------
Notional and Nominal Face IO                                              (2)                   Required          Not Allowed
-------------------------------------------------------------- --------------------------- ------------------- -------------------
Residual Certificates                                                     (3)                   Required          Not Allowed
-------------------------------------------------------------- --------------------------- ------------------- -------------------
All other types of Class A Certificates                                   (5)                     (5)                 (5)
-------------------------------------------------------------- --------------------------- ------------------- -------------------

-------------------------------------------------------------- --------------------------- ------------------- -------------------
CLASS B (Investment Grade)                                              $100,000                Allowed             Allowed
-------------------------------------------------------------- --------------------------- ------------------- -------------------
CLASS B (Non-Investment Grade)                                          $250,000                Required          Not Allowed
-------------------------------------------------------------- --------------------------- ------------------- -------------------



(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)  100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED CLASSES IN $1000 DENOMINATIONS)

(5)  Underwriter must obtain WFASC's approval